Summary
Prospectus

March 1, 2011

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2011 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Prime Obligations Fund

Class  A  ......  SPOXX

VictoryFunds.com
800-539-FUND

(800-539-3863)

Prime Obligations Fund Summary

Investment Objective

The Fund seeks to provide current income consistent with liquidity and stability of principal.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.44%
Total Annual Fund Operating Expenses	0.79%

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$81	$252	$439	$978

Prime Obligations Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Under normal market conditions, the Fund invests in:

■  Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

■  Short-term corporate obligations, such as commercial paper, notes, and bonds.

■  Repurchase agreements.

■  Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

■  U.S. government securities.

■  When-issued or delayed-delivery securities.

■  Eurodollar debt obligations.

Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An issuer defaults on its obligation.

■  An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

■  Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Prime Obligations Fund (continued)

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest  1.30% (quarter ended March 31, 2001)

Lowest  0.00% (quarters ended March 31, 2010, and June 30, 2010)

Average Annual Total Returns (For the Periods ended December 31, 2010)	1 Year	5 Years	10 Years
CLASS A	0.35%	2.30%	1.98%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit VictoryFunds.com and select Money Market Funds then Daily Prices.

Prime Obligations Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-POF-SUMPRO (3/11)